================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 13, 2007

                               Spark Networks plc
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     England and Wales                 000-51195                 98-0200628
----------------------------          ------------           -------------------
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)

8383 Wilshire Blvd. Ste. 800, Beverly Hills, California            90211
-------------------------------------------------------          ----------
       (Address of principal executive offices)                  (Zip Code)

         Registrant's telephone number, including area code 323-936-3000


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 13, 2007, Spark Networks plc. issued a press release announcing its fourth quarter and full year 2006 results. A copy of the press release is attached hereto as Exhibit 99.1 and the information therein is incorporated herein by reference.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 7.01     REGULATION FD DISCLOSURE

On February 13, 2007, Spark Networks plc. issued a press release announcing fourth quarter and full year 2006 results. A copy of the press release is attached hereto as Exhibit 99.1 and the information therein is incorporated herein by reference.

EXHIBIT 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

99.1          Press Release Dated February 13, 2007

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SPARK NETWORKS PLC
                                            ------------------------------------
                                            (Registrant)


Date: February 13, 2007
                                            /s/ SIGNATURE OF FILER
                                            ------------------------------------
                                            MARK THOMPSON
                                            CHIEF FINANCIAL OFFICER